THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2016)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement amends certain information contained in the Prospectuses referenced above.

1.	On or about March 24, 2017, in the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the following table is amended to contain the following information for the Emerging Markets Equity Portfolio:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Emerging Markets Equity Portfolio	Capital appreciation	Aberdeen Asset Managers Limited

2.	Effective May 1, 2017, on the cover page listing the “Russell Investment Funds” and in the section titled, “The Funds – Russell Investment Funds” the following portfolio names are changed as follows:

Russell Investment Funds (Old Name)	Russell Investment Funds (New Name)
Multi-Style Equity Fund	U.S. Strategic Equity Fund
Aggressive Equity Fund	U.S. Small Cap Equity Fund
Non-U.S. Fund	International Developed Markets Fund
Core Bond Fund	Strategic Bond Fund

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated March 1, 2017.